SECURITIES AND EXCHANGE COMMISSION

                               Washington, D. C.  20549

                                       FORM 8-K

                                    CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) January 25, 1995


                                 THE SOUTHERN COMPANY
                (Exact name of registrant as specified in its charter)


                  Delaware                 1-3526           58-0690070
          (State or other jurisdiction  (Commission    (IRS Employer
                of incorporation)        File Number)   Identification No.)


          64 Perimeter Center East, Atlanta, Georgia                30346
            (Address of principal executive offices)             (Zip Code)


          Registrant's telephone number, including area code (404) 393-0650


                                        N/A
            (Former name or former address, if changed since last report.)





                                        - 2 -


          Item 5. Other Events.

                  On January 25, 1995, The Southern Company (the "Company")

          entered into a Purchase Contract covering the issue and sale of

          5,000,000 additional shares of its common stock, par value $5 per share.  Said common stock was registered under the Securities Act of 1933, as amended, pursuant to the Company's shelf registration statement, as amended (Registration Statement No. 33-51433).


          Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c) Exhibits.

                      1 Form of Proposal for Purchase of The Southern Company Common Stock, dated January 25, 1995, between the Company and the Purchaser named therein, with Purchase Contract attached thereto.


                                      SIGNATURE

                   Pursuant to the requirements of the Securities Exchange

          Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly

          authorized.


          Date:  January 27, 1995            THE SOUTHERN COMPANY



                                             By /s/Tommy Chisholm
                                                      Tommy Chisholm
                                                         Secretary